TABLE OF CONTENTS

   USAA Family of Funds                                           1
   Message from the President                                     2
   Investment Review                                              4
   Message from the Managers                                      5
   Financial Information:
      Statement of Assets and Liabilities                         8
      Portfolio of Investments in Securities                      9
      Notes to Portfolio of Investments in Securities            15
      Statement of Operations                                    16
      Statements of Changes in Net Assets                        17
      Notes to Financial Statements                              18

=========================================================================



                               IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA International Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (COPYRIGHT)1998, USAA. All rights reserved.


                 USAA FAMILY OF FUNDS SUMMARY

         Fund                                       Minimum
       Type/Name              Volatility          Investment*

CAPITAL APPRECIATION
  Aggressive Growth           Very high            $3,000
  Emerging Markets(1)         Very high            $3,000
  First Start Growth          Moderate to high     $3,000
  Gold(1)                     Very high            $3,000
  Growth                      Moderate to high     $3,000
  Growth & Income             Moderate             $3,000
  International(1)            Moderate to high     $3,000
  S&P 500 Index(2)            Moderate             $3,000
  Science
  & Technology(5)             Very high            $3,000
  World Growth(1)             Moderate to high     $3,000


ASSET ALLOCATION
  Balanced Strategy(1)        Moderate             $3,000
  Cornerstone Strategy(1)     Moderate             $3,000
  Growth and Tax
  Strategy(3)                 Moderate             $3,000
  Growth Strategy(1)          Moderate to high     $3,000
  Income Strategy             Low to moderate      $3,000


INCOME -- TAXABLE
  GNMA                        Low to moderate      $3,000
  Income                      Moderate             $3,000
  Income Stock                Moderate             $3,000
  Short-Term Bond             Low                  $3,000


INCOME -- TAX EXEMPT
  Long-Term(3)                Moderate             $3,000
  Intermediate-Term(3)        Low to moderate      $3,000
  Short-Term(3)               Low                  $3,000
  State Bond Income(3)**      Moderate             $3,000


MONEY MARKET
  Money Market(4)             Very low             $3,000
  Tax Exempt
  Money Market(3),(4)         Very low             $3,000
  Treasury Money
  Market Trust(4)             Very low             $3,000
  State Money Market(3),(4)** Very low             $3,000

(1)Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2)S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

(3)Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5)This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account.
InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





                         MESSAGE FROM THE PRESIDENT

Every week I get a report which summarizes all of the feedback we have gotten, by mail and phone, from our shareholders and brokerage customers. We get suggestions, complaints and also some compliments each week. We look for trends which point out problems and we are always sure to respond to every one of these contacts. One in particular caught my eye on the report for the week of December 11, 1997. It said, "Shareholder notes that Mr. Roth established Income Stock Fund for grandchild born in 1995; in 1997 another grandchild was born and Mr. Roth established a Cornerstone Strategy Fund; why was investment not made in the same fund?" Fair question.

The best answer is that I think both of these funds are great vehicles for investing for a child's future, and I like variety.

The Income Stock Fund and the Cornerstone Strategy Fund both offer an investor an equity product with less volatility than the stock market alone. In the case of the Income Stock Fund, the decreased volatility comes from a heavy emphasis on companies that pay high dividends or whose dividends tend to grow. For the Cornerstone Strategy Fund, the decrease in volatility comes from a combination of domestic value stocks, real estate stocks, foreign stocks and U.S. government bonds. In any given year either of these funds could be more volatile than the S&P 500 Index,(1) but both have long-term records(2) which indicate those will be unusual occurrences.

This combination of risk and reward appeals to me. I have friends who argue pursuasively that a more aggressive fund would be better for a long-term investment like this. If you only consider return, I suspect they are correct, but I am doing what I advise our customers to do. I am asking myself, "What are you comfortable with?" My answer is either of these two funds is appropriate. So far, Karl Joseph Marbach and Katharine Sophia Broyles are doing just fine. Maybe their parents will only have to worry about the last two or three years of college.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


(Photograph of the President, Michael J. C. Roth, CFA, appears here.)

(1)The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2)Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.










                                INVESTMENT REVIEW

INTERNATIONAL FUND

OBJECTIVE: Primary objective is capital appreciation. Current income is a secondary objective.

TYPES OF INVESTMENTS: At least 80 percent of the Fund's assets are invested in common stocks of companies organized and operating principally outside the United States. The remainder of the Fund's assets may be invested in U.S. government securities that mature in less than one year and in repurchase agreements collateralized by such securities.

____________________________________________________________________________
                                                 5/31/97         11/30/97
  Net Assets................................. $616.6 Million   $582.3 Million
  Net Asset Value Per Share..................    $21.03          $20.06
-----------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
  May 31, 1997 to November 30, 1997........................     -1.48% *
  1 Year...................................................      8.95%
  5 Years..................................................     15.13%
  Since inception on July 11, 1988.........................     10.44%

  *Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
_____________________________________________________________________________

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



_____________________________________________________
CUMULATIVE PERFORMANCE COMPARISON
_____________________________________________________



A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA International Fund to the Morgan Stanley Capital Index (MSCI)-EAFE, and the Lipper International Funds Average from 7/30/88 through 11/30/97. The data points from the graph are as follows:

           USAA
        International       MSCI             Lipper
           Fund             EAFE             Index

7/88     10,000            10,000           10,000
12/88    10,561            11,517           10,857
6/89     10,511            10,837           11,148
12/89    12,394            12,730           13,191
6/90     12,772            11,189           13,512
12/90    11,242             9,746           11,722
6/91     11,422             9,899           12,199
12/91    12,748            10,929           13,293
6/92     13,304             9,836           13,513
12/92    12,729             9,599           12,727
6/93     14,435            11,831           14,493
12/93    17,796            12,725           17,246
6/94     17,917            13,841           17,290
12/94    18,276            13,713           17,119
6/95     18,675            14,070           17,524
12/95    19,791            15,251           18,754
6/96     22,341            15,939           20,295
12/96    23,580            16,174           21,001
6/97     27,213            17,987           23,599
11/97    25,512            16,318           21,889



The graph illustrates how a $10,000 hypothetical investment in the USAA International Fund outperformed its benchmark, the Morgan Stanley Capital Index (MSCI)-EAFE, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market, and the Lipper International Funds Average, an average performance level of all international funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.




                   MESSAGE FROM THE MANAGERS


(A photo of the Portfolio Managers appears here:  From left to right:
W. Travis Selmier, II, CFA, Albert C. Sebastian, CFA, and David G. Peebles,
CFA.)



Market Conditions

For the six months ending November 30, 1997,(1) your Fund's total return continued to outperform the Lipper International Funds Average.(2) As mentioned in the last two reports, European markets have continued to perform favorably while emerging markets have been mixed. The underweighted position in Japan has proved correct.

Europe
European markets provided favorable returns over the period because of earnings growth, falling interest rates, and corporate restructuring. Within Europe, we significantly increased our exposure to the United Kingdom because of attractive valuations and a stable, pro-business political environment. Our holdings in Italy, Portugal, and the United Kingdom made significant contributions to our European performance.

Emerging Markets
A series of currency devaluations in Asia has caused turmoil and political disarray in the region. This situation has brought about a reduction in forecasted economic growth. While we believe the Brazilian economy will be affected by the Asian slowdown, Argentina, Peru, and Mexico continue to recover, driven by improving domestic economies. In Mexico's case, stronger economic ties with the U.S. are a driving force. Political and economic reform have gained momentum in Russia and Hungary. Falling inflation and interest rates in Israel have underpinned its market rally while the prospect of economic reform has fueled Turkey's rise.

Japan
Asia's currency crisis, combined with problems within the banking system, has begun to take a toll on the Japanese economy and stock market. We continue to hold export-related stocks while looking for quality domestic-related companies. We have not changed our underweighted position in Japan and believe that decisive action on restructuring the tax and financial system is needed.

Other Markets
Our overweighted position in Canada reflects the attractiveness of the economy as well as our favorable outlook for Canadian energy stocks. In Australia, we have reduced equities to a neutral position.

Outlook
We will continue to favor European markets because of their economic and political stability, favorable valuations, and more predictable earnings growth. Divergence in emerging markets should continue as most Asian markets remain weak while many Latin, Eastern European, and other markets are likely to recover sooner. We remain negative on Japan and feel that it offers only selective opportunities.


 (1) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.

 (2) The Lipper International Funds Average is an average performance level of all international funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.



                         -----------------
                         ASSET ALLOCATION
                         -----------------

A pie chart is shown here depicting the Asset Allocation as of November 30, 1997 of the International Fund to be:
Switzerland - 4.3%*, Denmark - 4.0%*, Germany - 3.3%*, Sweden - 3.1%*, Italy - 4.2%*, Netherlands - 5.5%*, Canada - 5.9%*, France - 7.1%*, United Kingdom - 13.5%*, Japan - 12.1%*, Other (Countries with less than 3.6% of the portfolio and U.S. Government & Agency Issue) - 35.4%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.





                TOP 10 EQUITY HOLDINGS
                   (% OF NET ASSETS)
                   -----------------

          Akzo Nobel                      1.7
          Elf Aquitaine ADS               1.7
          Cookson Group PLC               1.6
          Autoliv SDR                     1.5
          Novartis AG                     1.5
          WPP Group PLC                   1.4
          Canadian Occidental Petroleum   1.2
          Nokia ADS                       1.2
          Portugal Telecom ADS            1.2
          Telefonica De Espana S.A. ADR   1.2







                TOP 10 INDUSTRIES
                (% OF NET ASSETS)
                -----------------


          Telephones                              6.9
          Banks - Major Regional                  5.4
          Auto Parts                              5.1
          Drugs                                   4.9
          Oil-International Integrated            4.4
          Computer  Software  &  Service          3.2
          Oil & Gas - Exploration & Production    2.9
          Services -  Commercial  & Consumer      2.9
          Manufacturing  - Diversified Industries 2.8
          Iron & Steel                            2.4



Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign securities.

See page 9 for a complete listing of the Portfolio of Investments in Securities.





INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1997
(Unaudited)


Assets
   Investments in securities, at market value (identified cost of $486,497)     $  573,230
   Cash                                                                                 96
   Cash denominated in foreign currencies (identified cost of $6,761)                5,905
   Receivables:
      Capital shares sold                                                              162
      Dividends and interest                                                         1,005
      Securities sold                                                                5,746
   Unrealized appreciation on foreign currency contracts held, at value                 27
                                                                                 ---------
         Total assets                                                              586,171
                                                                                 ---------
Liabilities
   Securities purchased                                                              2,905
   Unrealized depreciation on foreign currency contracts held, at value                 13
   Capital shares redeemed                                                             476
   USAA Investment Management Company                                                  369
   USAA Transfer Agency Company                                                         85
   Accounts payable and accrued expenses                                                66
                                                                                  --------
         Total liabilities                                                           3,914
                                                                                   --------
            Net assets applicable to capital shares outstanding                 $  582,257
                                                                                   =======
Represented by:
   Paid-in capital                                                              $  464,102
   Accumulated undistributed net investment income                                   1,750
   Accumulated net realized gain on investments                                     30,529
   Net unrealized appreciation of investments                                       86,733
   Net unrealized depreciation on foreign currency translations                       (857)
                                                                                   --------
           Net assets applicable to capital shares outstanding                 $   582,257
                                                                                   =======
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                  29,032
                                                                                   ========
   Net asset value, redemption price, and offering price per share             $     20.06
                                                                                   ========


See accompanying notes to financial statements.


INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES

November 30, 1997
(Unaudited)



                                          Market
    Number                                Value
  of Shares        Security               (000)
  ---------        --------             --------

                Stocks (94.3%)

            Argentina (0.9%)
     80,500 Banco Rio de La Plata
              S.A. ADR *                $   1,011
     45,000 Disco S.A. ADS *                1,614
     26,400 IRSA Inversiones y
              Representaciones S.A. GDS       807
     51,100 Telefonica de Argentina
              S.A. ADR                      1,690
                                        ---------
                                            5,122
                                        ---------

            Australia (2.6%)
    435,000 Broken Hill Proprietary Co.
                Ltd.                        3,989
    424,700 CSL Ltd.                        2,784
    750,000 Pasminco Ltd.                     778
  1,600,000 Telstra Corp. Ltd. *            3,005
    649,229 Woodside Petroleum Ltd.         4,655
                                        ---------
                                           15,211
                                        ---------

            Austria (2.4%)
     25,866 Austria Mikro Systeme
              International AG              1,563
     43,490 Boehler Uddeholm AG             2,937
    110,031 VA Stahl AG                     4,066
     35,000 VA Technologie AG               5,271
                                         ---------
                                           13,837
                                         ---------

            Belgium (0.6%)
     50,000 Union Miniere S.A. *            3,600
                                         ---------

            Brazil (2.7%)
 42,000,000 Companhia Energetica de Minas
              Gerais (Cemig) (Preferred)    2,044
    180,000 Multicanal Participacoes S.A.
              ADS (Preferred) *               855
    143,900 Panamerican Beverages,
              Inc. "A"                      4,929
 12,000,000 Petroleo Brasileiro S.A.
              (Preferred)                   2,618
 25,000,000 Telebras PN S.A. (Preferred)    2,605
     64,000 Uniao de Bancos Brasileiros
              S.A. (Unibanco) GDR *         1,840
    130,000 Usinas Siderurgicas de Minas
              Gerais S.A. (Preferred)         832
                                         ---------
                                           15,723
                                         ---------


            Canada (5.9%)
    109,000 Alliance Forest Products, Inc.*  1,753
    317,000 Anderson Exploration Ltd. *      2,938
     35,700 Cadillac Fairview Corp. *          846
    124,100 Canadian National Railway Co.    6,414
    316,300 Canadian Occidental
              Petroleum Ltd.                 7,057
    450,000 National Bank of Canada          6,603
    196,000 OSF, Inc. *                      1,376
     49,600 St. Laurent Paperboard, Inc. *     627
    205,600 Suncor, Inc.                     6,772
                                          --------
                                            34,386
                                          --------


            Chile (0.6%)
     33,440 Compania de Telefonos de
              Chile ADR                       905
     59,200 Distribucion y Servicio D&S
              S.A. ADS                      1,032
     30,000 Sociedad Quimica y Minera
              de Chile S.A. ADS             1,380
                                         --------
                                            3,317
                                         --------

            China (0.5%)
  1,090,000 Cosco Pacific Ltd.                762
  4,628,000 Jiangsu Expressway Co. Ltd. *     904
    650,000 New World
              Infrastructure Ltd. *         1,282
                                          -------
                                            2,948
                                          -------

            Czech Republic (0.4%)
     14,300 SPT Telecom A.S. *              1,506
     53,500 Komercni Banka A.S. GDR           669
                                          -------
                                            2,175
                                          -------


            Denmark (4.0%)
     59,700 Carli Gry International A/S     3,380
    106,000 ISS International Service
              System A/S "B" *              3,553
    224,200 SAS Danmark A/S                 3,407
     61,350 Tele Danmark A/S "B"            3,665
    139,600 Tele Danmark A/S ADS            4,170
     75,000 Unidanmark A/S                  5,296
                                          -------
                                           23,471
                                          -------


            Egypt (0.5%)
     80,000 Commercial International Bank
              (Egypt) S.A.E GDS             1,630
     74,300 Suez Cement Co. S.A.E. GDS      1,503
                                           ------
                                            3,133
                                           ------


            Finland (1.6%)
     84,230 Nokia Corp. ADS                 7,002
     15,300 Raision Tehtaat *               1,759
     45,500 Rauma OY                          785
                                           ------
                                            9,546
                                           ------


            France (7.1%)
     21,400 Accor S.A.                      4,046
     69,000 Bouygues Offshore S.A. ADR      1,553
    138,000 Coflexip ADS                    6,866
    167,700 Elf Aquitaine ADS               9,601
     53,100 Eramet Group                    2,113
     18,500 Essilor International           5,158
     21,800 ISIS S.A. *                     2,448
     39,800 Louis Dreyfus Citrus            1,164
     86,600 Renault S.A. *                  2,425
     21,900 Simco S.A.                      1,558
     69,200 Valeo S.A.                      4,576
                                          --------
                                           41,508
                                          --------


            Germany (3.3%)
     43,900 Bayer AG                         1,625
     69,800 Leica Camera AG                  1,575
    174,700 Rofin-Sinar Technologies, Inc.*  2,577
     11,700 SAP AG                           3,403
      9,600 SAP AG (Preferred)               2,956
      6,600 Singulus Technologies AG *         290
    114,960 Veba AG                          6,832
                                            -------
                                            19,258
                                            -------

            Hong Kong (1.1%)
  2,540,000 Amoy Properties Ltd.            2,185
     77,000 Asia Satellite
              Telecommunications
              Holdings Ltd. ADR             1,631
    360,000 CITIC Pacific Ltd.              1,434
    188,000 Hutchison Whampoa Ltd.          1,253
                                           ------
                                            6,503
                                           ------

            Hungary (0.9%)
     84,400 Magyar Tavkozlesi RT.
              (MATAV) ADS *                 1,709
    145,000 Mol Magyar Olaj-Es Gazipari
              GDS                           3,042
     23,300 OTP Bank GDR *                    725
                                          --------
                                            5,476
                                          --------


            India (0.8%)
     85,000 Hindalco Industries Ltd. GDR    1,913
    135,500 Larsen & Toubro Ltd. GDR        1,321
    118,600 Videsh Sanchar Nigam
              Ltd. GDR                      1,571
                                          -------
                                            4,805
                                          -------


            Indonesia (0.3%)
  1,239,500 PT Astra International, Inc.      646
    386,500 PT Bank Dagang Nasional
              Indonesia Warrants *              5
    637,000 PT HM Sampoerna                   847
                                           ------
                                            1,498
                                           ------

            Israel (1.1%)
     85,000 Blue Square - Israel Ltd. ADS *   829
     92,200 ECI Telecommunications Ltd.     2,506
     68,000 Teva Pharmaceutical Industries
              Ltd. ADR                      3,366
                                           ------
                                            6,701
                                           ------

            Italy (4.2%)
    106,300 ENI S.p.A. ADS                  6,172
    476,000 Erg S.p.A. *                    1,806
     90,500 Gucci Group N. V. *             3,682
    150,200 Instrumentation Laboratory
              S.p.A. ADS *                    300
    487,000 Italgas S.p.A.                  1,879
     68,700 SAES Getters S.p.A. ADR           713
  5,230,000 SEAT S.p.A. *                   2,074
  5,424,000 SEAT S.p.A. Savings *           1,402
  1,562,000 Telecom Italia S.p.A. *         6,157
                                         --------
                                           24,185
                                         --------



            Japan (11.5%)
    163,000 Bridgestone Corp.               3,538
    185,000 Canon, Inc.                     4,465
    160,000 Daibiru Corp.                   1,567
    441,000 Hitachi Ltd.                    3,127
     85,000 Hoya Corp.                      2,597
     75,000 Ito-Yokado Co. Ltd.             3,385
     81,000 Justsystem Corp.                  889
    184,800 Laox Co. Ltd.                   1,448
    415,000 Minebea Co. Ltd.                4,617
    490,000 Mitsubishi Heavy Industries
               Ltd.                         1,927
    148,000 Namco                           4,731
     29,900 Nichiei Co. Ltd.                3,280
     10,000 Nippon Television Network       3,228
  1,070,000 NKK Corp.                       1,081
    320,000 Nomura Securities Co. Ltd.      3,962
        101 NTT Data Communications
              Systems Corp.                 4,907
    425,000 Sekisui Chemical Co. Ltd.       3,094
    374,000 Shiseido Co. Ltd.               5,070
     44,000 Sony Corp.                      3,758
    280,000 Terumo Corp.                    4,388
    195,000 Yamada Denki Co.                1,833
                                          --------
                                           66,892
                                          --------

            Malaysia (0.1%)
    185,000 Edaran Otomobil
              Nasional Bhd                    427
                                          --------


            Mexico (1.5%)
  1,102,000 Controladora Comercial
              Mexicana, S.A. de C.V.        1,205
    128,230 Desc, Sociedad de Fomento
              Industrial, S.A. de C.V. ADS  4,816
    120,000 Tubos de Acero de Mexico,
              S.A. ADS *                    2,655
                                           -------
                                            8,676
                                           -------


            Netherlands (5.5%)
     55,800 Akzo Nobel N.V.                 9,816
     69,000 Benckiser N.V. "B" ADR *        2,398
     13,100 Brunel International N.V. *       238
     56,060 EVC International N.V.          1,312
    125,802 ING Group N.V.                  5,115
     27,600 Oce-van der Grinten N.V.        3,146
     60,100 Philips Electronics N.V.        4,027
     14,400 Simac Techniek N.V. *           1,641
    185,600 Verenigd Besit VNU              4,445
                                           -------
                                           32,138
                                           -------


            Norway (2.6%)
  1,042,000 Christiania Bank og
              Kreditkasse                   3,753
    252,000 Nycomed ASA, Series A           6,535
     91,200 Nycomed ASA, Series B           2,283
    155,500 Schibsted ASA                   2,638
                                          -------
                                           15,209
                                          -------


            Peru (0.2%)
     65,800 Telefonica del Peru S.A. "B"
              ADS                           1,382
                                           ------


            Philippines (0.1%)
  4,600,000 SM Prime Holdings, Inc.           724
                                           ------

            Poland (0.7%)
    225,000 Elektrim S.A.                   2,163
    300,000 Polifarb Cieszyn-Wroclaw S.A.   1,230
    100,000 Polifarb Cieszyn-Wroclaw
              S.A. "D" *                      410
                                            -----
                                            3,803
                                            -----


            Portugal (2.7%)
    148,500 Banco Totta E Acores S.A.       2,802
     15,500 Brisa-Auto Estradas de
              Portugal S.A. *                 476
    218,900 Cimentos de Portugal S.A.       5,544
    155,700 Portugal Telecom S.A. ADS *     7,143
                                          -------
                                           15,965
                                          -------

            Russia (1.4%)
     45,000 LUKoil ADR                      3,625
     82,800 Mosenergo ADR *                 2,960(a)
  8,084,000 Unified Energy Systems *        1,830
                                           -------
                                            8,415
                                           -------


            Singapore (0.7%)
    540,000 DBS Land Ltd.                     918
    558,000 Overseas Union Bank Ltd.        2,188
    370,000 Singapore Land Ltd.             1,086
                                           ------
                                            4,192
                                           ------

            South Africa (0.4%)
     87,400 South African Breweries Ltd.    2,141
                                           ------


            Spain (2.5%)
     70,900 Corporacion Bancaria
              de Espana S.A. *              4,398
     56,000 Corporacion Mapfre              2,734
     83,000 Telefonica de Espana S.A. ADR   7,180
                                           ------
                                           14,312
                                           ------


            Sweden (3.1%)
    229,580 Autoliv, Inc. SDR               8,771
     19,700 Munters AB *                      189
    237,200 NK Cityfastigheter AB *         1,736
    288,300 Swedish Match AB *                974
    228,800 Volvo AB                        6,104
                                           ------
                                           17,774
                                           ------

            Switzerland (4.3%)
      5,599 Novartis AG                     8,945
     19,400 Selecta Group AG *              2,599
      2,506 SGS Group AG                    4,682
      8,444 Sulzer AG P.C.                  5,579
     19,876 Tag Heuer International S.A. *  1,931
    137,600 Tag Heuer International
              S.A. ADR *                    1,359
                                            -----
                                           25,095
                                         --------

            Taiwan (0.9%)
  3,075,000 China Steel Corp.               2,252
  2,575,851 Far Eastern Department
              Store, Ltd.                   2,518
    230,000 Microtek International, Inc. *    255
                                          -------
                                            5,025
                                          -------



            Turkey (0.3%)
 48,836,800 Yapi Ve Kredi Bankasi A.S.      1,522


            United Kingdom (13.5%)
  1,604,000 Avis Europe plc                 4,172
    569,900 Billiton plc *                  1,405
    300,000 British Borneo Petroleum plc    2,239
    450,000 Cadbury Schweppes plc           4,674
  2,635,000 Cookson Group plc               9,123
  1,204,400 Corporate Services Group plc    4,211
    184,200 DFS Furniture Co. plc           1,814
     67,300 Doncasters plc ADS *            1,750
    527,400 EMI Group plc                   3,973
    181,000 Harvey Nichols plc                700
    537,600 Ionica Group plc *              1,090
  1,950,000 LucasVarity plc                 6,257
  1,335,000 Medeva plc                      4,509
    460,000 National Westminster Bank plc   6,977
    408,000 Reuters Holdings plc            4,603
  1,150,000 Safeway plc                     6,293
  1,279,500 Tomkins plc                     6,504
  1,856,000 WPP Group plc                   8,275
                                           ------
                                           78,569
                                           ------


            Venezuela (0.3%)
     47,600 Compania Anonima Nacional
              Telefonos de Venezuela ADS    1,880
                                           ------


            Other Holdings (0.5%)
  2,908,000 Central European Growth
              Fund plc  *                   2,947
                                           ------

            Total stocks(cost: $462,886)  549,491
                                          -------



   PRINCIPAL                                                                   MARKET
    AMOUNT                                               COUPON                VALUE
    (000)                SECURITY                         RATE     MATURITY    (000)
    ------               --------                        ------    --------     ----

                             BOND (0.6%)

             Japan
  $  3,250   MBL International Finance (Bermuda) Trust,
               Convertible Notes (cost: $3,317)             3.00%   11/30/02    $  3,445
                                                                                --------


                 U.S. Government & Agency Issue (3.5%)
             Discount Note
    20,300   Federal Home Loan Bank (cost: $20,294)         5.60    12/01/97      20,294
                                                                                 -------

             Total investments (cost: $486,497)                                $ 573,230
                                                                               =========


_____________________________
*Non-income producing.








                          Portfolio Summary By Industry
                         _______________________________

                           Telephones                                     6.9%
                           Banks - Major Regional                         5.4
                           Auto Parts                                     5.1
                           Drugs                                          4.9
                           Oil - International Integrated                 4.4
                           U.S. Government & Agency Issue                 3.5
                           Computer Software & Service                    3.2
                           Oil & Gas - Exploration & Production           2.9
                           Services - Commercial & Consumer               2.9
                           Manufacturing - Diversified Industries         2.8
                           Iron & Steel                                   2.4
                           Electric                                       2.3
                           Metals / Mining                                2.3
                           Retail - Specialty                             2.2
                           Banks - Money Center                           1.9
                           Oil & Gas - Drilling / Equipment               1.9
                           Retail -  Food                                 1.9
                           Beverages - Nonalcoholic                       1.8
                           Chemicals - Specialty                          1.7
                           Foreign Conglomerate                           1.7
                           Automobiles                                    1.6
                           Communication - Equipment Manufacturers        1.6
                           Medical Products & Supplies                    1.6
                           Building Material Group                        1.5
                           Engineering & Construction                     1.5
                           Advertising / Marketing                        1.4
                           Publishing                                     1.4
                           Real Estate Investment Trusts                  1.4
                           Insurance - Multi-Line Companies               1.3
                           Office Equipment & Supplies                    1.3
                           Machinery - Diversified                        1.2
                           Oil - Domestic Integrated                      1.1
                           Railroads / Shipping                           1.1
                           Other                                         18.3
                                                                       -------
                                                                         98.4%
                                                                       =======







International Fund
Notes to Portfolio of Investments in Securities


November 30, 1997
(Unaudited)


GENERAL NOTES
Market Values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the precentage of the investments to net assets.

ADS/ADR - American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS/GDR - Global Depositary Shares/Receipts are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Manager. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.


See accompanying notes to financial statements.






International Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1997
(Unaudited)



Net investment income:
   Income (net of foreign taxes withheld of $500):
      Dividends                                                                             $   4,591
      Interest                                                                                    569
                                                                                             --------
         Total income                                                                           5,160
                                                                                             --------
   Expenses:
      Management fees                                                                           2,306
      Transfer agent's fees                                                                       496
      Custodian's fees                                                                            341
      Postage                                                                                      43
      Shareholder reporting fees                                                                   19
      Trustees' fees                                                                                2
      Registration fees                                                                            34
      Professional fees                                                                            14
      Other                                                                                         4
                                                                                               -------
         Total expenses                                                                         3,259
                                                                                               -------
            Net investment income                                                               1,901
                                                                                               -------
Net realized  and  unrealized  loss on  investments  and  foreign  currency:
   Net realized gain (loss) on:
      Investments                                                                              31,711
      Foreign currency transactions                                                               (90)
   Change in net unrealized appreciation/depreciation on:
      Investments                                                                             (39,960)
      Translation of assets and liabilities in foreign currencies                                (807)
                                                                                               -------
            Net realized and unrealized loss                                                   (9,146)
                                                                                                ------
Decrease in net assets resulting from operations                                            $  (7,245)
                                                                                             =========


See accompanying notes to financial statements.








International Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1997
and Year ended May 31, 1997
(Unaudited)

                                                                            11/30/97            5/31/97
                                                                            --------           --------
From operations:
   Net investment income                                                    $ 1,901           $  3,988
   Net realized gain on investments                                          31,711             24,420
   Net realized loss on foreign currency transactions                           (90)               (68)
   Change in net unrealized appreciation/depreciation on:
      Investments                                                           (39,960)            55,975
      Foreign currency translations                                            (807)               (41)
                                                                            --------            -------
      Increase (decrease) in net assets resulting from operations            (7,245)            84,274
                                                                            --------            -------
Distributions to shareholders from:
   Net investment income                                                     (3,108)            (4,778)
                                                                            --------            -------
   Net realized gains                                                       (17,979)           (12,464)
                                                                            --------            -------
From capital share transactions:
   Proceeds from shares sold                                                126,595            246,759
   Shares issued for dividends reinvested                                    17,287             12,603
   Cost of shares redeemed                                                 (149,869)          (127,813)
                                                                            -------            --------
      Increase (decrease) in net assets from capital share transactions      (5,987)           131,549
                                                                            -------            --------
Net increase (decrease) in net assets                                       (34,319)           198,581
Net assets:
   Beginning of period                                                      616,576            417,995
                                                                          ---------           --------
   End of period                                                          $ 582,257         $  616,576
                                                                           ========           ========
Undistributed net investment income included in net assets:
   Beginning of period                                                    $   3,047         $    3,646
                                                                           ========           ========
   End of period                                                          $   1,750         $    3,047
                                                                           ========           ========
Change in shares outstanding:
   Shares sold                                                                5,870            12,893
   Shares issued for dividends reinvested                                       783               685
   Shares redeemed                                                           (6,941)           (6,597)
                                                                           ---------          ---------
      Increase (decrease) in shares outstanding                                (288)            6,981
                                                                           =========          =========


See accompanying notes to financial statements.






International Fund
Notes to Financial Statements

November 30, 1997
(Unaudited)


(1)   Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the International Fund (the Fund). The Fund's primary investment objective is capital appreciation. Current income is a secondary objective.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting for investments in passive foreign investment companies, reclassifications were made to the statement of assets and liabilities at May 31, 1997 to increase accumulated undistributed net investment income and to decrease accumulated net realized gain on investments by $259,468.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations -- The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended November 30, 1997, the Fund had no borrowings under either of these agreements.

(3)   Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended November 30, 1997 were $154,206,179 and $186,284,830, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1997 was $136,062,460 and $49,329,559, respectively.

(5)   Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1997, the terms of open foreign currency contracts were as follows (in thousands):


                                       U.S. Dollar                        U.S. Dollar      Unrealized
  Exchange        Currency to be       Value as of      Currency to be     Value as of    Appreciation
    Date             Delivered          11/30/97           Received         11/30/97     (Depreciation)
    ----             ---------          --------          ----------        --------      ------------
 12/01/97    10,087 Austrian Schilling  $   813         825 U.S. Dollar     $   825           $12
 12/01/97      13,018 Belgian Franc         358         362 U.S. Dollar         362             4
 12/01/97        41 Deutsche Mark            23         23 U.S. Dollar           23             -
 12/01/97    771,117 Indonesian Rupiah      211         219 U.S. Dollar         219             8
 12/01/97    439,603 Indonesian Rupiah      121         122 U.S. Dollar         122             1
 12/01/97     167 Netherlands Guilder        84         84 U.S. Dollar           84             -
 12/01/97         378 U.S. Dollar           378         535 Swiss Franc         376            (2)
 12/01/97         117 U.S. Dollar           117        625 Finnish Markka       117             -
 12/02/97    520,713 Indonesian Rupiah      143         144 U.S. Dollar         144             1
 12/02/97    10,555 Indonesian Rupiah         3         3 U.S. Dollar             3             -
 12/03/97     9,986 Indonesian Rupiah         3          3 U.S. Dollar            3             -
 12/03/97     116 Netherlands Guilder        59         59 U.S. Dollar           59             -
 12/03/97         468 U.S. Dollar           468      684 Australian Dollar      467            (1)
 12/03/97         251 U.S. Dollar           251         358 Swiss Franc         251             -
 12/03/97         666 U.S. Dollar           666     3,557 Finnish Markka        667             1
 12/04/97     9,026 Indonesian Rupiah         2          2 U.S. Dollar            2             -
 12/04/97         462 U.S. Dollar           462      674 Australian Dollar      460            (2)
 12/05/97     2,194 Indonesian Rupiah         1          1 U.S. Dollar            1             -
 12/08/97     7,646 Indonesian Rupiah         2          2 U.S. Dollar            2             -
 12/31/97         575 U.S. Dollar           575      3,347 French Franc         567            (8)
                                         ------                                ----          -----
                                        $ 4,740                            $  4,754          $ 14
                                        =======                            ========          =====



(6)   Transactions with Manager

A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7)   Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1997, the Association and its affiliates owned 4,094,754 shares (14.1%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(8) Financial  Highlights  Per share operating  performance  for a share  outstanding throughout  each  period is as follows:





                              Six-month                                         Eight-month
                            Period Ended                                       Period Ended     Year Ended
                            November 30,           Year Ended May 31,             May 31,      September 30,

                                1997          1997        1996         1995        1994          1993
                                ----          ----        ----         ----       -----          ----
Net asset value at
   beginning of period        $  21.03       $  18.71     $  15.78     $ 16.36     $  14.48    $  12.09
Net investment income              .07            .15          .17         .10          -           .07
Net realized and
   unrealized gain (loss)         (.31)          2.87         2.92         .29         2.23        2.45
Distributions from net
   investment income              (.11)          (.20)        (.07)         -           -          (.13)
Distributions of realized
   capital gains                  (.62)          (.50)        (.09)       (.97)        (.35)          -
                                -------        -------       -----       -----        -----       -----
Net asset value at
   end of period              $  20.06       $  21.03     $  18.71   $   15.78     $  16.36     $ 14.48
                                =======        =======       ======      =====        ======      =====

Total return (%) *               (1.48)         16.72        19.71        2.49        15.67       21.11
Net assets at end
   of period (000)            $582,257       $616,576     $417,995   $ 346,033     $184,792     $88,757
Ratio of expenses to
   average net assets (%)         1.01(a)        1.09         1.19        1.17         1.31(a)     1.50
Ratio of net investment
   income to average
   net assets (%)                  .59(a)         .79         1.04         .81          .04(a)      .72
Portfolio turnover (%)           25.43          46.03        70.01       64.30        44.39       52.52
Average commission
   rate paid per share +      $  .0071       $  .0110     $  .0006

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
